Exhibit 99.5



                                                                EXECUTION COPY
                                                                --------------

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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


        DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE FOR GSAA HOME
                              EQUITY TRUST 2006-2
                                  as Assignee


                                      and


                          AMERIQUEST MORTGAGE COMPANY
                                 as Ameriquest


                            and as acknowledged by

                            WELLS FARGO BANK, N.A.
                              as Master Servicer


                                  Dated as of

                               February 6, 2006










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

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 6th day of February 2006 (this "Assignment Agreement"), among Ameriquest Mortgage Company, a Texas corporation ("Ameriquest"), Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2006-2 (the "Assignee"), and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by Wells Fargo Bank, N.A., as master servicer (the "Master Servicer").

            WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and Ameriquest have entered into the Amended and Restated Flow Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2005 (the "Sale Agreement"), pursuant to which Ameriquest sold to the Assignor certain mortgage loans on a servicing released basis listed on the mortgage loan schedule attached as an exhibit to the Master Servicing and Trust Agreement (as defined below);

            WHEREAS, GSMC has assigned and conveyed certain of the mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Sale Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of February 6, 2006 (the "GSMC Assignment Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2006 (the "Trust Agreement"), among the Depositor, the Trustee, Deutsche Bank, as custodian and Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator"), the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1.  Assignment and Assumption.

            (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Sale Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Sale Agreement, to the extent relating to the Mortgage Loans from and after the date hereof.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Sale Agreement.

            (c) Ameriquest and the Assignor shall have the right to amend, modify or terminate the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            2. Accuracy of Sale Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale Agreement, (ii) the Sale Agreement is in full force and effect as of the date hereof, (iii) the Sale Agreement has not been amended or modified in any respect, except as pursuant to the GSMC Assignment Agreement and (iv) no notice of termination has been given to Ameriquest under the Sale Agreement. Ameriquest further represents and warrants that the representations and warranties contained in Section 9.01 of the Sale Agreement are true and correct as of the Closing Date (as such term is defined in the Sale Agreement), and the representations and warranties regarding the Mortgage Loans contained in Section 9.02 of the Sale Agreement were true and correct as of the Closing Date or Transfer Date, as applicable (as each such term is defined in the Sale Agreement).

            3. Recognition of Assignee. From and after the date hereof, Ameriquest shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans. It is the intention of the Ameriquest, the Assignor and the Assignee that the Sale Agreement shall be binding upon and inure to the benefit of the Assignee and its successors and assigns.

            4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor other than those contained in the Sale Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).



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

            5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Sale Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment


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Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this
Section 5.

            It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            6. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement.

            In the event Ameriquest has breached a representation or warranty under the Sale Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against Ameriquest. If Ameriquest does not within 90 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of Ameriquest to cure such breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor, the Trustee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Sale Agreement, but only insofar as the Sale Agreement relates to such Mortgage Loan.

            Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.



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

            7.  Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            If the Master Servicer exercises its option to solicit bids and terminates the Trust Fund pursuant to Section 11.01(a) of the Trust Agreement, by no later than the 10th day of the month of the final distribution, the Master Servicer shall notify the Trustee and the Securities Administrator of the final Distribution Date and of the applicable sale price of the Mortgage Loans and REO Properties.

            In the event the Mortgage Loans (and REO Properties) are sold pursuant to Section 11.01(a) of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodian of a Request for Release therefor, the Master Servicer shall direct the Custodian to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            8. Continuing Effect. Except as contemplated hereby, the Sale Agreement shall remain in full force and effect in accordance with their respective terms.

            9.  Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.



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

            10. Notices. Any notices or other communications permitted or required hereunder or under the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a)   in the case of Ameriquest,

                  Ameriquest Mortgage Company
                  1100 Town & Country Road, Suite 1100
                  Orange, California  92868
                  Attention:  General Counsel

                  with a copy to:

                  Ameriquest Mortgage Company
                  1100 Town & Country Road, Suite 1100
                  Orange, California  92868
                  Attention:  Director of Capital Markets

or such address as may hereafter be furnished by Ameriquest;

            (b)   in the case of the Master Servicer,

                  Wells Fargo Bank, N.A.
                  P.O. Box 98
                  Columbia, Maryland 21046
                  Attention: GSAA 2006-2

                  Or in the case of overnight deliveries:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road,
                  Columbia, Maryland 21045
                  Attention: GSAA 2006-2

or such address as may hereafter be furnished by the Master Servicer;

            (c)   in the case of the Trustee or the Assignee,

                  Deutsche Bank National Trust Company
                  1761 East St. Andrew Place,
                  Santa Ana, California 92705-4934
                  Attention: Corporate Trust Services
                  Tel.: (714) 247-6000

or such other address as may hereafter be furnished by the Trustee or Assignee; and



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

            (d)   in the case of the Assignor,

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention:  Chris Gething
                  Tel.: (212) 902-1434
                  Fax:  (212) 256-5107

or such other address as may hereafter be furnished by the Assignor.

            11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Trust Agreement or Sale Agreement, as applicable.

            13. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-2, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank National Trust Company is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-2, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank National Trust Company, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-2, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-2 under this Assignment Agreement, the Trust Agreement or any related document.




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

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                                       GS MORTGAGE SECURITIES CORP.




                                       By: /s/ Michelle Gill
                                          ------------------------------------
                                          Name: Michelle Gill
                                          Title: Vice President


                                       DEUTSCHE BANK NATIONAL TRUST COMPANY
                                          not in its individual capacity but
                                          solely as Trustee




                                       By: /s/ Ronaldo Reyes
                                          ------------------------------------
                                          Name: Ronaldo Reyes
                                          Title: Vice President


                                       AMERIQUEST MORTGAGE COMPANY




                                       By: /s/ Thomas J Noto
                                          ------------------------------------
                                          Name: Thomas J. Noto
                                          Title: EVP-Legal


Acknowledged and Agreed:

WELLS FARGO BANK, N.A.,
as Master Servicer



By: /s/ Sandy Whalen
   -----------------------
   Name: Sandy Whalen
   Title: Vice President


                             Ameriquest Step 2 AAR

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                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]

                                   EXHIBIT 2

                                Sale Agreement
                                --------------

                         [On File with the Depositor]

                                   EXHIBIT 3

                                Sale Agreement

                         [On File with the Depositor]